Exhibit 99.2 Kohl’s and Sephora Enter Major Long-Term Strategic Partnership December 1, 2020 Strategic Partnership PresentationExhibit 99.2 Kohl’s and Sephora Enter Major Long-Term Strategic Partnership December 1, 2020 Strategic Partnership Presentation

Cautionary Statement Regarding Forward-Looking Information This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as believes, anticipates, plans, may, intends, will, should, expects, and similar expressions are intended to identify forward-looking statements. Forward-looking statements include, but are not limited to, comments about Kohl's future financial plans, capital generation, management and deployment strategies, adequacy of capital resources and the competitive environment. Such statements are subject to certain risks and uncertainties, which could cause Kohl's actual results to differ materially from those anticipated by the forward looking statements. These risks and uncertainties include, but are not limited to, those described in Item 1A in Kohl's Annual Report on Form 10-K, and in Item 1A of Part II in the Company's Quarterly Report on Form 10-Q for the quarter ended May 2, 2020, which are expressly incorporated herein by reference, and other factors as may periodically be described in Kohl's filings with the SEC. Any number of risks and uncertainties could cause actual results to differ materially from those Kohl’s expresses in its forward-looking statements, including the short and long-term impact of COVID-19 on the economy and the pace of recovery thereafter.  Forward-looking statements speak as of the date they are made, and Kohl’s undertakes no obligation to update them. 2Cautionary Statement Regarding Forward-Looking Information This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as believes, anticipates, plans, may, intends, will, should, expects, and similar expressions are intended to identify forward-looking statements. Forward-looking statements include, but are not limited to, comments about Kohl's future financial plans, capital generation, management and deployment strategies, adequacy of capital resources and the competitive environment. Such statements are subject to certain risks and uncertainties, which could cause Kohl's actual results to differ materially from those anticipated by the forward looking statements. These risks and uncertainties include, but are not limited to, those described in Item 1A in Kohl's Annual Report on Form 10-K, and in Item 1A of Part II in the Company's Quarterly Report on Form 10-Q for the quarter ended May 2, 2020, which are expressly incorporated herein by reference, and other factors as may periodically be described in Kohl's filings with the SEC. Any number of risks and uncertainties could cause actual results to differ materially from those Kohl’s expresses in its forward-looking statements, including the short and long-term impact of COVID-19 on the economy and the pace of recovery thereafter. Forward-looking statements speak as of the date they are made, and Kohl’s undertakes no obligation to update them. 2

Partnership Delivers Against Kohl's Strategy



Our Strategy

The most trusted retailer of choice for the active and casual lifestyle

Drive Top Line Growth

Destination for Active & Casual Lifestyle

- Expand Active and Outdoor
- Reignite growth in Women's
- **Build a sizable Beauty business**
- Drive category productivity and inventory turn
- Capture market share from retail industry disruption

Leading with Loyalty & Value

- Best-in-class loyalty
- Drive productivity through deeper engagement
- Deliver personalized experiences

Differentiated Omni-channel Experience

- Healthy store base in evolving landscape
- Modernize the store experience
- Continue digital growth
- Further enhance omni-channel capabilities

Expand Operating Margin

Operating Margin Goal of 7% to 8%

- End-to-end supply chain transformation
- SG&A efficiency through store labor, marketing, and technology
- Operational excellence

Disciplined Capital Management

Maintain Strong Balance Sheet

- Sustain Investment Grade rating
- Solid cash flow generation
- Committed to returning capital to shareholders

Strong Organizational Core

Agile, Accountable & Inclusive Culture

- Innovative and adaptive learning approach
- Focused on diversity and inclusion
- ESG stewardship

Creating Long-term Shareholder Value

Transformational partnership will significantly accelerate our beauty opportunity.
An instrumental move to help us achieve our vision.

The Sephora Experience will transform Kohl’s into a beauty destination Sephora is the largest specialty beauty retailer in the world • Cutting edge curation of brands and emerging categories • Immersive prestige beauty experience • 4 Sephora-trained Beauty Advisors • Fully curated easy-to-shop experience • Expanded assortment available on Kohls.com • Iconic Sephora Beauty Insider loyalty program • 4The Sephora Experience will transform Kohl’s into a beauty destination Sephora is the largest specialty beauty retailer in the world • Cutting edge curation of brands and emerging categories • Immersive prestige beauty experience • 4 Sephora-trained Beauty Advisors • Fully curated easy-to-shop experience • Expanded assortment available on Kohls.com • Iconic Sephora Beauty Insider loyalty program • 4

Two Innovative Companies Unite to Capitalize on Significant Growth Opportunity in the US Beauty Industry Highly Complementary Strategic Partnership Sephora to become Kohl’s exclusive strategic beauty partner • 5 Minimal existing store overlap creating significant incremental • opportunity Leverages Kohl's strong omnichannel platform across stores • and digital Brings Sephora to existing base of 65 million Kohl’s customers • Draws new and younger customers to Kohl’s • Creates much greater accessibility and convenience to • Sephora’s strong loyalty base of 25 million Beauty Insider members Fulfills Kohl’s commitment to build a sizable beauty business • 5Two Innovative Companies Unite to Capitalize on Significant Growth Opportunity in the US Beauty Industry Highly Complementary Strategic Partnership Sephora to become Kohl’s exclusive strategic beauty partner • 5 Minimal existing store overlap creating significant incremental • opportunity Leverages Kohl's strong omnichannel platform across stores • and digital Brings Sephora to existing base of 65 million Kohl’s customers • Draws new and younger customers to Kohl’s • Creates much greater accessibility and convenience to • Sephora’s strong loyalty base of 25 million Beauty Insider members Fulfills Kohl’s commitment to build a sizable beauty business • 5

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Partnership Leverages Omnichannel Platform Store Approach Digital Approach 7 Concept: Sephora at Kohl’s “store-within-a-store” experience Concept: Sephora will be the exclusive beauty partner on Kohls.com Number of stores: At least 850 shops by 2023, including 200 in Fall 2021 Assortment: Expanded assortment Size: 2,500 sq ft Experience: Prominent Sephora presence with dedicated landing page Assortment: Curated assortment of top selling exclusive and new brands Loyalty Program: Beauty Insider program available on all digital assets Service model: Sephora-trained Beauty Advisors Omni Capabilities: Easy in-store pickup and curbside, and Loyalty Program: Sephora’s Beauty Insider program ship to home Location: Prominently located in front of store, replacing Checkout: Integrated checkout current beauty assortment Exterior signage: Will feature Sephora branding to drive awareness 7Partnership Leverages Omnichannel Platform Store Approach Digital Approach 7 Concept: Sephora at Kohl’s “store-within-a-store” experience Concept: Sephora will be the exclusive beauty partner on Kohls.com Number of stores: At least 850 shops by 2023, including 200 in Fall 2021 Assortment: Expanded assortment Size: 2,500 sq ft Experience: Prominent Sephora presence with dedicated landing page Assortment: Curated assortment of top selling exclusive and new brands Loyalty Program: Beauty Insider program available on all digital assets Service model: Sephora-trained Beauty Advisors Omni Capabilities: Easy in-store pickup and curbside, and Loyalty Program: Sephora’s Beauty Insider program ship to home Location: Prominently located in front of store, replacing Checkout: Integrated checkout current beauty assortment Exterior signage: Will feature Sephora branding to drive awareness 7

Partnership Structure to Drive Joint Success PARTNERSHIP TERMS AND RESPONSIBILITIES Economic Structure Equal share in the operating profit of the partnership incorporating all expenses associated with managing the business, as well as the depreciation expense related to the assets 8 Recognizes sales from the partnership Sephora will maintain overall brand partner • • relationships Expects initiative to be accretive to both gross and • operating margin Sephora to curate assortment of more than 100 • brands across makeup, skincare, hair, and fragrance Owns and manages the inventory • Sephora will train Beauty Advisors employed by • Funds capital expenditures to build out Sephora- • Kohl’s designed shops 8Partnership Structure to Drive Joint Success PARTNERSHIP TERMS AND RESPONSIBILITIES Economic Structure Equal share in the operating profit of the partnership incorporating all expenses associated with managing the business, as well as the depreciation expense related to the assets 8 Recognizes sales from the partnership Sephora will maintain overall brand partner • • relationships Expects initiative to be accretive to both gross and • operating margin Sephora to curate assortment of more than 100 • brands across makeup, skincare, hair, and fragrance Owns and manages the inventory • Sephora will train Beauty Advisors employed by • Funds capital expenditures to build out Sephora- • Kohl’s designed shops 8